UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2012

NANOSPHERE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33775	36-4339870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois 60062

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 400-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 16, 2012, Nanosphere, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and year end ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Nanosphere, Inc. dated February 16, 2012.

The information included under Item 2.02, “Results of Operations and Financial Condition” and Item 9.01 “Financial Statements and Exhibits” of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished and such information (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC. (Registrant)

Date: February 16, 2012	By:	/s/ Roger Moody
Roger Moody
Chief Financial Officer, Vice President of
Finance & Administration, Treasurer,
Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Nanosphere, Inc. dated February 16, 2012.